HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-5244 - PremierSolutions Standard (Series II)

Supplement dated January 9, 2012 to your Prospectus

HIGHLAND PREMIER GROWTH EQUITY FUND – CLASS A

1.  FUND NAME CHANGE

Effective immediately, the following name change is made to your Prospectus:

Old Name	New Name
Highland Premier Growth Equity Fund - Class A	Pyxis Premier Growth Equity Fund - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

2.  INVESTMENT ADVISER CHANGE

Highland Funds Asset Management, L.P. (the “Investment Adviser”) will also change its name to Pyxis Capital, L.P. effective immediately.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.